Exhibit 99.3

COLLATERAL ASSIGNMENT OF INTERCOMPANY LOAN DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF INTERCOMPANY LOAN DOCUMENTS (this "Assignment") is made as of this 8th day of May, 2015, by ROI LAND INVESTMENTS LTD, a Nevada corporation (the "Assignor"), to COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, solely in its capacity as the collateral agent (in such capacity, the "Assignee") for the benefit of the Secured Parties (as defined in the Note Purchase Agreement described below). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreements described below.

W I T N E S S E T H:

WHEREAS, Assignor and ROI DEV Canada Inc., a Canadian corporation ("ROI DEV"), are parties to that certain Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Loan Agreement") and (a) that certain Beneficiary Authorization and Charge Agreement ("Mortgage"), together with 1016566 B.C. LTD., of 825 Blvd. Lebourgneuf, Bureau 315, Quebec City, Quebec G2J OB9, in its capacity as registered legal owner of the real property described in Schedule A of the Mortgage, in favor of the Assignor, and (b) that certain Secured Note dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Note") issued by ROI DEV in favor of Assignor. The Mortgage, the Intercompany Loan Agreement and the Intercompany Note shall be referred to, collectively, as the "Intercompany Loan Documents", true and correct copies of which are attached hereto as Exhibit A;

WHEREAS, the Assignor has entered into Kitimat Series A and B Note Purchase Agreements, dated as of the date hereof (each as amended, restated, supplemented or otherwise modified from time to time, a "Note Purchase Agreement" and, collectively, the "Note Purchase Agreements"), pursuant to which the Assignor granted security interests in favor of the Assignee, for the benefit of the Secured Parties, in certain assets to secure the Company's obligations under the Kitimat Notes and the other Note Documents (the "Obligations"); and

WHEREAS, pursuant to the Note Purchase Agreements the Assignor is required to enter into this Assignment pursuant to which Assignor shall pledge to Assignee for its benefit and the benefit of the Secured Parties, all of its right, title and interest in and to the Intercompany Loan Documents.

NOW, THEREFORE, in consideration of the recitals above, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Assignor hereby agrees as follows:

1. In order to secure prompt payment and performance of the Obligations, Assignor does hereby pledge, assign, and transfer to the Assignee, and grants to the Assignee, a security interest in, in all of its right, title and interest in, to and under the Intercompany Loan Documents.

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2. Concurrently with the execution of this Assignment, Assignor shall deliver to the Assignee the originally executed Intercompany Note, together with any endorsements, assignments, or other documents deemed necessary or desirable by the Assignee, at the written direction of the Required Holders, to perfect the pledge and security interest granted under this Assignment in the Intercompany Loan Documents.

3. Assignor agrees that this Assignment is for collateral purposes only and Assignee does not assume and is not bound in any way by any of the obligations or duties of Assignor under or with respect to any of the Intercompany Loan Documents. Assignee may, at the written direction of the Required Holders, reassign its right, title and interest in any Intercompany Loan Document without any requirement for Assignor's consent. Assignor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in the Intercompany Loan Documents, now or hereafter existing, on the part of Assignor to be kept and shall at all times do all things necessary to compel performance by each party of all obligations, covenants and agreements by such party to be performed under the Intercompany Loan Documents. In the event that the Assignee receives notice of any default or failure to perform on the part of Assignor under the any Intercompany Loan Document, the Assignee may (at the written direction of the Required Holders), but is not obligated to, cure the default or non-performance and any fees, costs, expenses, or losses incurred by the Assignee in performing the obligation or cure, including, without limitation, all reasonable legal fees and expenses of counsel for the Assignee, shall constitute Obligations secured by the Note Purchase Agreements and this Assignment.

4. RESERVED.

5. Assignor shall, immediately upon receipt or sending, send to the Assignee copies of any material notices, or other material documents received or sent by or on behalf of Assignor in connection with any Intercompany Loan Document or any Collateral (as defined in the Intercompany Loan Agreement). In addition, Assignor shall promptly give notice to the Assignee upon the occurrence of any Event of Default (as defined in the Intercompany Loan Agreement).

6. Assignor shall not, without the prior written consent of the Assignee (at the written direction of the Required Holders), which consent is not to be unreasonably withheld amend, extend, or otherwise modify, supplement, or replace, or assign, transfer or otherwise dispose of any Intercompany Loan Document in a manner adverse to the Assignee or any other Secured Party.

7. Upon the occurrence and during the continuance of an Event of Default (as defined in the Intercompany Loan Agreement), Assignor shall accept any payments of principal or interest and all other sums received on account of the Intercompany Note or any other Intercompany Loan Document as the Assignee's agent in trust for the Assignee and, upon Assignee's request, at the written direction of the Required Holders, shall deliver the payment forthwith to the Assignee, in the exact form received with, as applicable, any necessary or appropriate endorsement, as payment on the Obligations in accordance with, and to the extent required by, the applicable Note Purchase Agreement.

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8. Assignor represents and warrants that (a) there have been no prior assignments of any Intercompany Loan Document, (b) each of the Intercompany Loan Documents is a valid, enforceable agreement, (c) Assignor has full power and authority to execute and deliver this Assignment, (d) neither Assignor nor any of its subsidiaries is in default under any Intercompany Loan Document, (e) it holds title to the Intercompany Loan Documents and the rights and interests thereunder free and clear of any liens, pledges, or encumbrances, except liens or encumbrances in favor of the Assignee, (f) all covenants, conditions and agreements have been performed as required, except those not due to be performed until after the date of this Assignment and (g) Assignor has delivered (and received a receipt therefor from the Assignee) with this Assignment the fully executed originals or copies thereof of the following: (i) the Intercompany Note bearing an endorsement in blank duly executed by Assignor, (ii) the Intercompany Loan Agreement, (iii) the Mortgage and (iv) this Assignment. Assignor agrees that no change in the terms of the Intercompany Loan Agreement or any other Intercompany Loan Document shall be valid without the written approval of Assignee (at the written direction of the Required Holders). Assignor agrees not to assign or otherwise transfer its interest in any Intercompany Loan Document so long as this Assignment is in effect.

9. Assignor agrees that this Assignment shall constitute a perfected, absolute and present assignment; provided, that Assignee shall have no right under this Assignment to enforce the provisions of any Intercompany Loan Document except following the occurrence and during the continuation of an Event of Default under the applicable Note Purchase Agreement. Following the occurrence and during the continuation of any such Event of Default, Assignee may (at the written direction of the Required Holders), without affecting any of its rights or remedies against Assignor under any other instrument, document or agreement, exercise its rights under this Assignment in any manner permitted by law, including, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York, and may (at the written direction of the Required Holders) (a) complete the endorsement on the Intercompany Note by naming itself or a third party as the assignee of the Intercompany Note (by execution of this Assignment Assignor grants to the Assignee the right of power of attorney to complete the endorsement following the occurrence and during the continuation of an Event of Default) and may, if the Assignee becomes the assignee of the Intercompany Note, exercise all remedies to which it is entitled under applicable law and (b) exercise all rights and remedies as a Mortgagee under the Mortgage and as lender under the Intercompany Loan Agreement and Intercompany Note, and may exercise any and all other rights under any of the foregoing documents and all related documents and agreements. The Assignee shall not be required to complete any of this Assignment or the assignments in order to exercise all rights and remedies of Assignor under the documents assigned and all related documents and agreements, as provided above.

10. Assignor agrees to pay all fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Assignee may incur in exercising any of its rights under this Assignment.

11. Assignor agrees that at any time and from time to time, at its own expense, Assignor shall promptly execute and deliver all further instruments and documents, and take all action that may be necessary, or that the Assignee (at the written direction of the Required Holders) may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by this Assignment or to enable the Assignee to exercise and enforce its rights and remedies under this Assignment with respect to any of the Intercompany Loan Documents and the Assignor's rights, title and interests thereunder.

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12. All covenants, agreements, representations, and warranties made m this Assignment shall survive the signing and delivery of this Assignment.

13. Assignor agrees that this Assignment can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Assignee (at the written direction of the Required Holders), except that at such time as all Obligations are paid in full in cash and the Note Documents shall have terminated, this Assignment shall terminate and be of no further force and effect. A waiver signed by Assignee shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Assignee's rights or remedies under this Assignment. All rights and remedies of Assignee shall be cumulative and may be exercised singularly or concurrently, at Assignee's option (at the written direction of the Required Holders) and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

14. This Assignment, the Intercompany Loan Documents and the Note Documents, when executed by the parties hereto and thereto, contain the complete and entire understanding of the parties hereto with respect to the subject matter hereof; neither party hereto has relied or is relying on any statement, whether oral, written or otherwise, not contained herein or therein; and no changes, amendments or other modifications to this Assignment shall be recognized as valid unless they are made in writing and similarly executed.

15. This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Assignor may not assign its interest in this Assignment without Assignee's prior written consent (at the written direction of the Required Holders). Assignee may assign its interest in this Assignment without Assignor's consent or notice to Assignor.

16. Nothing herein contained shall constitute Assignee or any other party to a Note Purchase Agreement or the Note Documents as a joint venture, partner or agent of Assignor or render Assignee or any such party liable for any debts or obligations of Assignor, nor shall Assignee or any such party be liable for any acts, omissions, representations or contracts of Assignor.

17. This Assignment shall be governed by and construed according to the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Assignor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Assignor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Assignor at the address for such notices to it under the applicable Note Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS ASSIGNMENT.

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18. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

19 . All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of the Note Purchase Agreement.

20. The Assignee is entering into this Assignment solely in its capacity as Collateral Agent and not in its individual capacity and as such, in so entering and acting hereunder, the Assignee shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the Collateral Agent in the Agency Agreement and the Note Purchase Agreement.

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EXHIBIT A INTERCOMPANY LOAN DOCUMENTS

Intercompany Loan Agreement / Intercompany Note I Mortgage

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